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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): August 7, 1998


                             SYNTROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)


     KANSAS                            000-21911          43-1764632
(State or other jurisdiction of     (Commission      (I.R.S. Employer
 incorporation)                       File Number)     Identification No.)

                              1350 SOUTH BOULDER
                                  SUITE 1100
                          TULSA, OKLAHOMA 74119-3295
             (Address of principal executive offices and zip code)

      Registrant's telephone number, including area code: (918) 592-7900

                                SLH CORPORATION

                             5000 WEST 95TH STREET
                                   SUITE 260
                         SHAWNEE MISSION, KANSAS 66207
  (Registrant's former name and former address, if changed since last report)
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

          On August 6, 1998, the stockholders of SLH Corporation, a Kansas corporation ("SLH"), and the stockholders of Syntroleum Corporation, an Oklahoma corporation ("Syntroleum"), at separate meetings approved and adopted the Agreement and Plan of Merger dated as of March 30, 1998 by and between Syntroleum and SLH (the "Merger Agreement") and the transactions contemplated by the Merger Agreement. Pursuant to the Merger Agreement, on August 7, 1998 (i) Syntroleum merged (the "Merger") with and into SLH, with SLH being the surviving corporation (the survivor of the Merger is referred to herein as the "Company"),
(ii) SLH changed its name to "Syntroleum Corporation," (iii) the officers of SLH were replaced by the officers of Syntroleum, (iv) six of the eight SLH directors were replaced by Syntroleum directors, (v) each outstanding share of common stock, par value $0.001 per share, of Syntroleum (the "Syntroleum Common Stock") was converted into the right to receive 1.28990 shares of common stock, par value $0.01 per share, of the Company (the "Company Common Stock") and (vi) the Company's Articles of Incorporation were amended to increase the number of authorized shares of Company Common Stock from 30,000,000 shares to 150,000,000 shares and the number of authorized shares of the Company's preferred stock, par value $0.01 per share, from 1,000,000 shares to 5,000,000 shares. The transactions relating to the Merger are more fully described in the Joint Proxy Statement/Prospectus filed with the Securities and Exchange Commission pursuant to Rule 424 under the Securities Act of 1933, as amended, on July 6, 1998 (the "Joint Proxy Statement/Prospectus"). The Joint Proxy Statement/Prospectus constitutes a part of the Company's Registration Statement on Form S-4 (Registration No. 333-50253), as amended (the "Registration Statement").

          As a result of the Merger, an aggregate of approximately 16,825,000 shares (which represent approximately 62.5% of the total of approximately 26,900,000 shares of Company Common Stock outstanding following the Merger) are held by the former stockholders of Syntroleum. Management of the Company currently beneficially owns an aggregate of 8,294,058 shares of Company Common Stock (which represents approximately 30.5% of the outstanding shares of Company Common Stock). Of this amount, 5,014,440 shares (18.6%) of Company Common Stock are beneficially owned by Kenneth L. Agee (Chief Executive Officer and Chairman of the Board of the Company), 1,443,055 shares (5.4%) of Company Common Stock are beneficially owned by Mark A. Agee (President and Chief Operating Officer of the Company), and an aggregate of 1,836,562 shares (6.5%) of Company Common Stock are beneficially owned by other members of the Company's management. In addition, 3,593,983 shares (13.4%) of Company Common Stock are beneficially owned by Robert A. Day, a long-time stockholder of Syntroleum.

          In connection with the Merger, the Rights Agreement by and between the Company and American Stock Transfer & Trust Company dated as of January 31, 1997, as amended, was amended so that neither Kenneth L. Agee, nor Mark A. Agee, nor members of their immediate families, nor any of their affiliates or associates, individually or collectively, would be deemed to be "Acquiring Persons" as that term is defined in the Rights Agreement.

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          Pursuant to the Merger Agreement, Kenneth L. Agee, Mark A. Agee, Alvin
R. Albe, Jr., Frank M. Bumstead, Robert Rosene, Jr. and J. Edward Sheridan were appointed as six of the eight directors of the Company (James R. Seward, SLH's President and Chief Executive Officer, and P. Anthony Jacobs, SLH's Chairman of the Board, who were directors of both companies prior to the Merger, have remained as directors of the Company). In addition, the officers of Syntroleum replaced the officers of SLH. The current officers of the Company are as follows: Kenneth L. Agee (Chief Executive Officer and Chairman of the Board), Mark A. Agee (President and Chief Operating Officer), Charles A. Bayens (Vice President of Engineering and Vice President of Research and Development), Eric Grimshaw (Vice President, General Counsel and Secretary), Peter V. Snyder, Jr. (Vice President of Product Sales), Randall M. Thompson (Vice President and Chief Financial Officer), and Larry J. Weick (Vice President of Licensing and Business Development).

          As a result of the foregoing, management of the Company or the former stockholders of Syntroleum (to the extent they act together) could be deemed to effectively control the Company.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

          Pursuant to the Merger Agreement, Syntroleum merged with and into SLH on August 7, 1998. In connection with the Merger, each outstanding share of Syntroleum Common Stock was converted into the right to receive 1.28990 shares of Company Common Stock. The exchange ratio relating to the exchange of Company Common Stock for Syntroleum Common Stock in the Merger was determined by negotiations between management of SLH and management of Syntroleum and was based upon a formula set forth in the Merger Agreement that established the exchange ratio as equal to the ratio of the Implied Syntroleum Per Share Common Stock Market Value divided by the SLH Per Share Common Stock Market Value. "SLH Per Share Common Stock Market Value" was defined in the Merger Agreement as the average closing price of Company Common Stock during the five trading days ending on the business day immediately preceding the meeting of stockholders of the Company held to vote upon the Merger Agreement (the "Company Stockholders Meeting"), which was held on August 6, 1998. The "Implied Syntroleum Per Share Common Stock Market Value" was defined in the Merger Agreement as equal to (i) the difference between the SLH Market Capitalization and $50,520,000 (SLH's total stockholders' equity as of March 31, 1998 (excluding the book value of the shares of Syntroleum Common Stock that SLH owned, which was zero)) divided by
(ii) 5,950,000 (the number of shares of Syntroleum Common Stock that SLH owned). The "SLH Market Capitalization" was defined in the Merger Agreement as the product of (A) the average closing price of Company Common Stock during the five trading days ending on the business day immediately preceding the Company Stockholders Meeting and (B) 10,519,121 (the sum of the number of shares of Company Common Stock outstanding on the date of the Merger Agreement, the number of shares of Company Common Stock issuable pursuant to vested options (as of such date) to purchase such shares and 250,000 shares (which reflected a portion of the number of shares of Company Common Stock issuable pursuant to non-vested options)). The SLH Per Share Common Stock Market Value was calculated to be $17.7625, and the Implied Syntroleum Per Share Common Stock Market Value was calculated to be $22.9119. The ratio of the Implied Syntroleum Per Share Common Stock Market Value divided by the SLH Per Share Common Stock Market Value was calculated to be
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1.28990 (the exchange ratio in the Merger). Approximately 16,825,000 shares of
Company Common Stock were issued in the Merger to former stockholders of Syntroleum.

          Prior to the Merger, SLH owned approximately 31% of the outstanding shares of Syntroleum Common Stock. In addition, as indicated above, James R. Seward, SLH's President and Chief Executive Officer, and P. Anthony Jacobs, SLH's Chairman of the Board, were directors of Syntroleum prior to the Merger and continue as directors of the Company following the Merger.

          As a result of the Merger, the Company has acquired all of the assets of Syntroleum and has become subject to all of its liabilities. Syntroleum is the developer and owner of a proprietary process (the "Syntroleum Process") designed to catalytically convert natural gas into synthetic liquid hydrocarbons ("gas-to-liquids" or "GTL"). Syntroleum has formed a joint venture with Enron Capital & Trade Resources Corp. with respect to the development of a proposed 8,000 barrel-per-day GTL plant in Sweetwater County, Wyoming. Syntroleum has also entered into a project development agreement with Texaco, Inc. ("Texaco") and Brown & Root, Inc. with respect to the development of a small GTL plant. To date, Syntroleum has entered into license agreements for the Syntroleum Process with Texaco, Atlantic Richfield Company, Marathon Oil Company, YPF International, Ltd., an affiliate of Argentina-based Yacimentos Petroliferos Fiscales, S.A., Enron Capital & Trade Resources Corp. and Kerr-McGee Corporation.

          Syntroleum's business is more fully described in the Joint Proxy Statement/Prospectus.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial statements of business acquired.

          The financial statements of Syntroleum included on pages F-1 to F-15 of the Joint Proxy Statement/ Prospectus are incorporated herein by reference.

     (b) Pro forma financial information.

          The unaudited pro forma financial information of Syntroleum and SLH included on pages 33-37 of the Joint Proxy Statement/Prospectus are incorporated herein by reference.

     (c)  Exhibits

          *2.1 Agreement and Plan of Merger dated as of March 30, 1998 by and between SLH and Syntroleum (incorporated by reference to Appendix A to the Joint Proxy Statement/Prospectus).

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          *4.1  Articles of Incorporation of the Company (incorporated by reference to Exhibit 3(a) to the Form 10 of the Company filed with the Securities and Exchange Commission on December 24,
                1996).

           4.2  Certificate of Merger filed on August 7, 1998.

          *4.3  Bylaws of the Company (incorporated by reference to Exhibit
                3(b) to the Form 10 of the Company filed with the Securities and Exchange Commission on December 24, 1996).

          *4.4 Rights Agreement dated as of January 31, 1997 (incorporated by reference to Exhibit 4 to the Form 10/A of SLH filed with the Securities and Exchange Commission on February 12, 1997).

          *4.5 Amendment to Rights Agreement dated as of March 30, 1998 (incorporated by reference to Exhibit 4.2 to the Registration Statement).

           4.6  Second Amendment to Rights Agreement dated as of August 7, 1998.

          *4.7 Certificate of Designations of Series A Junior Participating Preferred Stock of SLH Corporation, dated February 19, 1997, together with Statement of Increase, dated June 1, 1998 (incorporated by reference to Exhibit 4.3 to the Registration Statement).

          99.1  Press Release dated August 6, 1998.

          99.2  Press Release dated August 7, 1998.

         *99.3 Audited Consolidated Financial Statements of Syntroleum as of December 31, 1996 and 1997 and for the years ended December 31, 1995, 1996 and 1997 (incorporated by reference to pages F-1 to F-15 of the Joint Proxy Statement/Prospectus).

         *99.4 Unaudited Consolidated Financial Statements of Syntroleum as of March 31, 1998 and for the three-month periods ended March 31, 1997 and 1998 (incorporated by reference to pages F-1 to F-15 of the Joint Proxy Statement/Prospectus).

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         *99.5  Unaudited Pro Forma Combined Financial Statements of SLH and
                Syntroleum as of March 31, 1998, for the year ended December 31, 1997 and for the three-month period ended March 31, 1998 (incorporated by reference to pages 33 to 37 of the Joint Proxy Statement/Prospectus).

---------------------
  *Incorporated by reference as indicated

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             SYNTROLEUM CORPORATION



                             By: /s/ Eric Grimshaw
                                ----------------------------
                                Name:  Eric Grimshaw
                                Title: Vice President, General Counsel
                                         and Secretary



Date:  August 12, 1998

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